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                                                                Exhibit 10.89.1

                                                                  EXECUTION COPY

                                  AMENDMENT ONE

     AMENDMENT ONE (this "AMENDMENT") dated as of August 17, 2000 by and among
(I) MIDWEST GENERATION, LLC, ("MIDWEST"), (II) EDISON MISSION ENERGY, ("EME"),
(III) EME/CDL TRUST, (the "LESSOR"), (IV) CITICORP DEL-LEASE, INC., (the "INVESTOR"), (V) WILMINGTON TRUST COMPANY, (the "TRUSTEE"), (VI) CERTAIN NOTEHOLDERS PARTY HERETO, (the "NOTEHOLDERS"), (VII) CITICORP NORTH AMERICA, INC., (the "AGENT") and (VIII) CITICORP NORTH AMERICA, INC., (the "COLLATERAL AGENT").

         WHEREAS, Midwest, EME, the Lessor, the Investor, the Trustee, the Noteholders, the Agent and the Collateral Agent have entered into that certain Participation Agreement, dated as of June 23, 2000 (as heretofore amended, modified and supplemented, the "PARTICIPATION AGREEMENT"), which sets forth, INTER ALIA, certain covenants of EME;

         WHEREAS, EME and Midwest desire to enter into the Leveraged Lease Transaction (as defined herein); and

         WHEREAS, EME and Midwest have requested, and the Lessor, the Investor, the Trustee, the Noteholders, the Agent and the Collateral Agent have agreed, to amend certain provisions of the Participation Agreement so as to permit the Leveraged Lease Transaction;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Participation Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

         Section 2. AMENDMENT TO THE PARTICIPATION AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Participation Agreement shall be amended as follows:

     (a) APPENDIX A to the Participation Agreement shall be amended by adding the following definitions:

         ""LEVERAGED LEASE OPERATIVE DOCUMENTS" shall mean the Operative Documents as defined in the Leveraged Lease Participation Agreement.

         "LEVERAGED LEASE PARTICIPATION AGREEMENT" shall mean, collectively, (i) the

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         Participation Agreement dated as of August 17, 2000 by and among
         Midwest, Edison Mission Energy, Powerton Trust I, Powerton Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as PassThrough Trustees; (ii) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass-Through Trustees; (iii) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust I, Joliet Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass-Through Trustees; (iv) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass-Through Trustees.

         "LEVERAGED LEASE TRANSACTION" shall mean the transaction pursuant to the Leveraged Lease Participation Agreement and the Leveraged Lease Operative Documents.".

     (b) SECTION 14.3 of the Participation Agreement shall be amended by deleting SUBSECTION 14.3(F) of the Participation Agreement in its entirety and replacing it with the following:

         "(f) Investments in or on behalf of Persons primarily engaged in the power generation, power sales or power transmissions business or in transactions related to such business.".

     (c) SECTION 14.5 of the Participation Agreement shall be amended by (i) deleting the period at the end of SUBSECTION 14.5(B) of the Participation Agreement and (ii) adding the following language at the end of SUBSECTION 14.5(B) of the Participation Agreement after the word "Investments":

         "or are used to purchase or repay Indebtedness ranking equal in right of payment to senior unsecured Indebtedness of EME.".

     (d) SECTION 14.6 of the Participation Agreement shall be amended by adding the following sentence at the end of the section:

         "Notwithstanding the foregoing, the Leveraged Lease Transaction and the transactions contemplated by the Leveraged Lease Operative Documents shall be

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         deemed not to be a contract or arrangement with an Affiliate for the purposes of this SECTION 14.6.".

     (e) SECTION 14.7 of the Participation Agreement shall be amended by (i) adding the following after the word "excluding" in the second line of SECTION
14.7 of the Participation Agreement: "(i)"; and (ii) adding the following after the word "Indebtedness" in line four of SECTION 14.7 of the Participation
Agreement: ", and (ii) any Leveraged Lease Operative Document and any agreement with respect to any Indebtedness entered into by the Guarantor or any of its Subsidiaries in connection with the Leveraged Lease Transaction".

         Section 3. CONDITIONS PRECEDENT. This Amendment shall become effective and the Participation Agreement shall be amended on the date (the "AMENDMENT EFFECTIVE DATE") on which the Collateral Agent shall have received from each of the parties hereto a copy of this Amendment (whether the same or different copies) duly executed and delivered by each other party hereto. Notwithstanding the preceding sentence, this Amendment shall not become effective and the Participation Agreement shall not be amended on the Amendment Effective Date (a) if a Default or an Event of Default has occurred and is continuing on such date and (b) unless, except as disclosed in EME's filings with the Securities and Exchange Commission pursuant to the Exchange Act of 1934, the representations and warranties of EME and Midwest contained in the Operative Documents are true and correct in all material respects as of the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date). The Collateral Agent shall notify the parties hereto of the Amendment Effective Date promptly following the effectiveness of this Amendment.

         Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Participation Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                       EDISON MISSION ENERGY, as Guarantor

                                       By:  /s/ John P. Finneran, Jr.
                                            ------------------------------------
                                       Name:  John P. Finneran, Jr.
                                       Title:  Vice President

                                       MIDWEST GENERATION, LLC, as Lessee

                                       By:  /s/ John P. Finneran, Jr.
                                            ------------------------------------
                                       Name:  John P. Finneran, Jr.
                                       Title:  Vice President

                                       EME/CDL TRUST, as Lessor
                                       By: Wilmington Trust Company, not in its
                                           individual capacity, but solely as
                                           Trustee

                                       By:   /s/ Robert P. Hines
                                            ------------------------------------
                                       Name:  Robert P. Hines
                                       Title:  Assistant Secretary and
                                               Financial Services Officer

                                       MIDWEST PEAKER HOLDINGS, INC., as Tranche

                                       A Noteholder

                                       By:  /s/ Gary Garcia
                                            ------------------------------------
                                       Name:  Gary Garcia
                                       Title:  Vice President

                                       BANK HAPOALIM, as Tranche B Noteholder

                                       By:  /s/ Laura Anne Raffa
                                            ------------------------------------
                                       Name:  Laura Anne Raffa
                                       Title:  First Vice President a
                                               and Corporate Manager

                                       By:  /s/ Shaun Breidbart
                                            ------------------------------------
                                       Name:  Shaun Breidbart
                                       Title:  Vice President


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                                       CITICORP DEL-LEASE, INC., as Investor

                                       By:  /s/ Julie M. Chin
                                            ------------------------------------
                                       Name:  Julie M. Chin
                                       Title:  Vice President

                                       WILMINGTON TRUST COMPANY, as Trust
                                       Company

                                       By:   /s/ Robert P. Hines
                                            ------------------------------------
                                       Name:  Robert P. Hines
                                       Title:  Assistant Secretary and
                                               Financial Services Officer

                                       WILMINGTON TRUST COMPANY, not in its
                                       individual capacity, except as expressly provided herein, but solely as Trustee

                                       By:   /s/ Robert P. Hines
                                            ------------------------------------
                                       Name:  Robert P. Hines
                                       Title:  Assistant Secretary and
                                               Financial Services Officer

                                       CITICORP NORTH AMERICA, INC., as Agent

                                       By:  /s/ Julie M. Chin
                                            ------------------------------------
                                       Name:  Julie M. Chin
                                       Title:  Vice President

                                       CITICORP NORTH AMERICA, INC.,
                                       as Collateral Agent

                                       By:  /s/ JULIE M. CHIN
                                            ------------------------------------
                                       Name:  Julie M. Chin
                                       Title:  Vice President